Comprehensive Income and Shareholders Equity	12 Months Ended
Dec. 31, 2016
Stockholders' Equity Note [Abstract]
Comprehensive Income and Shareholders' Equity [Text Block]

Note 11.	Comprehensive Income and Shareholders' Equity
Comprehensive Income (Loss)
Comprehensive income (loss) combines net income and other comprehensive items. Other comprehensive items represent certain amounts that are reported as components of shareholders’ equity in the accompanying balance sheet.
Changes in each component of accumulated other comprehensive items, net of tax are as follows:

(In millions)	Currency Translation Adjustment	Unrealized Gains on Available-for- Sale Investments	Unrealized Losses on Hedging Instruments	Pension and Other Postretirement Benefit Liability Adjustment	Total

Balance at December 31, 2015	$(1,776.7)	$1.8	$(26.6)	$(195.8)	$(1,997.3)
Other comprehensive income (loss) before reclassifications	(566.7)	(1.6)	(36.6)	(46.9)	(651.8)
Amounts reclassified from accumulated other comprehensive items	—	0.7	6.1	6.0	12.8

Net other comprehensive items	(566.7)	(0.9)	(30.5)	(40.9)	(639.0)

Balance at December 31, 2016	$(2,343.4)	$0.9	$(57.1)	$(236.7)	$(2,636.3)

Shareholders’ Equity
At December 31, 2016, the company had reserved 32.9 million unissued shares of its common stock for possible issuance under stock-based compensation plans.
The company has 50,000 shares of authorized but unissued $100 par value preferred stock.
Equity Forward Agreements
In June 2013, in anticipation of the acquisition of Life Technologies, the company entered into equity forward agreements. The use of the equity forward agreements substantially eliminated future equity market price risk by fixing a common equity offering sales price under the then existing market conditions, while mitigating share dilution from the offering by postponing the actual issuance of common stock until the funds were needed for the Life Technologies acquisition.
Upon settlement of the agreements, in January 2014, the company issued and delivered 29.6 million shares of its common stock at the then applicable forward sale price of $82.5342 per share.
On February 3, 2014, the company issued 5.3 million shares of its common stock at a price of $94.85 per share to settle a private placement subscription agreement that was contingent on the closing of the Life Technologies acquisition.
The equity forward and subscription agreements had no initial fair value as they were entered into at the then market price of the common stock. The company did not receive any proceeds from the sale of common stock until the agreements were settled. Upon settlement, the proceeds were recorded in equity. Prior to their settlement, to the extent that the equity forward agreements were dilutive, they have been reflected in the company’s diluted earnings per share calculations using the treasury stock method. Prior to closing, the subscription agreement was not potentially dilutive to the company’s diluted earnings per share calculations due to its contingent nature.